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                                                                EXHIBIT 10.1(b)



ALARIS Medical, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, the schedules and exhibits to the Agreement dated May 7, 1998 among ALARIS Medical Systems, Inc. and Caesarea Medical Electronics Limited filed as Exhibit 10.1(a) to ALARIS Medical, Inc.'s Form 10-Q dated August 11, 1998.

                                                ALARIS MEDICAL, INC.
                                                -----------------------------
                                                (REGISTRANT)




Date:   August 11, 1998                     By: /s/ DOUGLAS C. JEFFRIES
                                                -----------------------------
                                                Douglas C. Jeffries
                                                Vice President and Chief
                                                  Financial Officer